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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       ----------------------------------


        Date of Report (Date of earliest event reported): August 31, 2001


                           AVALONBAY COMMUNITIES, INC.
               (Exact name of registrant as specified in charter)


         MARYLAND                       1-12672                  77-0404318
(State or other jurisdiction    (Commission file number)       (IRS employer
     of incorporation)                                       identification no.)


          2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VIRGINIA 22314
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 329-6300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

On September 5, 2001, AvalonBay Communities, Inc. (the "Company") filed a prospectus supplement to the prospectus contained in its Registration Statement on Form S-3 (File No. 333-57888), which was declared effective by the Securities and Exchange Commission on April 11, 2001, relating to the offering from time to time of medium-term notes in an aggregate principal amount of up to $750,000,000. This amount may be reduced by the sale from time to time of other securities described in the prospectus, including common stock and preferred stock.

In connection with the filing of the prospectus supplement, the Company amended the Distribution Agreement, dated December 21, 1998, by and among the Company and the Agents identified therein, as previously amended on June 27, 2000, to effect a change in the Agents involved in the distribution of the medium-term notes. The Second Amendment to the Distribution Agreement, dated as of August 31, 2001, is filed herewith as Exhibit 1.3.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

1.1 Distribution Agreement, dated December 21, 1998, by and among the Company and the Agents named therein, including Administrative Procedures, relating to the MTNs. (Incorporated by reference to Exhibit 4.4 to the Company's Current Report on Form 8-K filed on December 21, 1998.)

1.2 First Amendment to the Distribution Agreement, dated as of June 27, 2000, by and among the Company and the Agents named therein. (Incorporated by reference to Exhibit 1.2 to the Company's Current Report on Form 8-K filed on July 11, 2000.)

1.3 Second Amendment to the Distribution Agreement, dated as of August 31, 2001, by and among the Company and the Agents named therein. (Filed herewith.)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                   AVALONBAY COMMUNITIES, INC.


                                   By: /s/  Thomas J. Sargeant
                                   -------------------------------------
Dated:  September 4, 2001          Name:  Thomas J. Sargeant
                                   Title: Executive Vice President and
                                          Chief Financial Officer


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                                  Exhibit Index

1.1 Distribution Agreement, dated December 21, 1998, by and among the Company and the Agents named therein, including Administrative Procedures, relating to the MTNs. (Incorporated by reference to Exhibit 4.4 to the Company's Current Report on Form 8-K filed on December 21, 1998.)

1.2 First Amendment to the Distribution Agreement, dated as of June 27, 2000, by and among the Company and the Agents named therein. (Incorporated by reference to Exhibit 1.2 to the Company's Current Report on Form 8-K filed on July 11, 2000.)

1.3 Second Amendment to the Distribution Agreement, dated as of August 31, 2001, by and among the Company and the Agents named therein. (Filed herewith.)